UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 West Wahalla Lane
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On Tuesday, May 14, 2024, Knight-Swift Transportation Holdings Inc. (the "Company") held its Annual Meeting of Stockholders. The matters voted upon at the 2024 Annual Meeting of Stockholders and the results of such voting are set forth below.

Proposal No. 1:	The Company's stockholders elected twelve directors, each such director to serve a term of one year:

		For	Against	Abstain	Broker Non-Votes
	Amy Boreger	138,952,493	1,338,114	59,694	9,439,358
	Reid Dove	136,293,397	3,986,632	70,272	9,439,358
	Michael Garnreiter	136,400,208	3,883,017	67,076	9,439,358
	Louis Hobson	136,725,843	3,556,856	67,602	9,439,358
	Gary Knight	137,147,798	3,146,572	55,931	9,439,358
	Kevin Knight	136,624,470	3,669,739	56,092	9,439,358
	Adam Miller	138,254,520	2,027,570	68,211	9,439,358
	Kathryn Munro	134,758,190	5,531,422	60,689	9,439,358
	Jessica Powell	137,075,516	3,214,900	59,885	9,439,358
	Roberta Roberts Shank	138,524,742	1,764,426	61,133	9,439,358
	Robert Synowicki, Jr.	136,702,975	3,575,737	71,589	9,439,358
	David Vander Ploeg	129,183,834	11,095,858	70,609	9,439,358

Proposal No. 2:	The Company's stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers:

	For	Against	Abstain	Broker Non-Votes
	137,927,898	2,321,332	101,071	9,439,358

Proposal No. 3:	The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2024:

	For	Against	Abstain
	148,421,238	1,306,291	62,130

Proposal No. 4:	The Company’s stockholders voted against a stockholder proposal regarding managing climate risk through science-based targets and transition planning:

	For	Against	Abstain	Broker Non-Votes
	17,418,902	122,100,479	830,920	9,439,358

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	May 15, 2024	/s/ Andrew Hess
Andrew Hess
Chief Financial Officer